MINERAL PROPERTY ACQUISITION AGREEMENT

THIS AGREEMENT is made effective as of the 24th day of February, 2004.

BETWEEN:

CHRISTOPHER IAN DYAKOWSKI,
Professional Geologist, of 3750 West 49th Ave, Vancouver, BC V6N 3T8

(the "Vendor")

AND:

DELBROOK CORPORATION,
a corporation formed pursuant to the laws of the State of Nevada and having an office for business located at Suite 2000, 1066 West Hastings Street, Vancouver BC V6E 3X2

(the "Purchaser")

WHEREAS:

A.      The Vendor is the beneficial owner of the mineral interests located in the Santa Cruz Province of the Republic of Argentina and described and illustrated in Schedule "A" attached hereto (the "Property"); and

B.      The Vendor has agreed to sell to the Purchaser and the Purchaser has agreed to purchase the Property in accordance with the terms and conditions hereinafter set forth.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the sum of $1.00 having been paid by the Purchaser to the Vendor and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Vendor, the parties hereto hereby agree as follows:

ARTICLE 1
DEFINITIONS

For the purposes of this Agreement the following words and phrases shall have the following meanings:

(a)	"Agreement" means this Agreement, as the same may be amended, supplemented or modified from time to time;
(b)	Acquisition Shares” means the 833,333 shares of the Purchaser’s common stock to be issued to the Vendor as consideration for the Property;

(c)	"$" means United States dollars;
(d)	“Escrow Agent” means the law firm Sichenzia, Ross Friedman & Ference LLP of New York, New York;
(e)
“Exploration Activities" means, inter alia, all direct and indirect Property preparation, analysis (and activities incident thereto), work and expenditures conducted by the Purchaser, at its instruction, or on its behalf, for the purpose of determining the existence of mineral deposits of a commercial nature on the Property;

(f)
"Exploration Expenditures" means the sum of all costs of acquisition and maintenance of the Property (other than the issuance of the Acquisition Shares), all expenditures on the exploration and development of the Property, and all other costs and expenses of whatsoever kind or nature, including those of a capital nature, incurred or chargeable by the Purchaser with respect to the exploration and development of the Property;

(g)
"Pinguino Property" means those mineral claims optioned by the Vendor to the Purchaser pursuant to the Mineral Property Option Agreement of dated February 24, 2004 between the Purchaser and the Vendor;

(h)	“Property” has the meaning ascribed in the recitals;
(i)
"Property Rights" means all licenses, permits, easements, rights-of-way, certificates and other approvals obtained by either of the parties either before or after the date of this Agreement and necessary for the Exploration Activities on the Property;

(j)	“Securities Act” means the Securities Act of 1933, as amended;
(k)	“SCRN Property” means those mineral claims acquired by the Purchaser from the Vendor pursuant to the Share Purchase Agreement of even date between the Purchaser and the Vendor; and
(l)	“U.S. Person” has the meaning ascribed to it by Regulation S promulgated under the Securities Act.

     Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES

Representations and Warranties of the Purchaser

2.1      The Purchaser hereby represents and warrants in all material respects to the Vendor, with the intent that the Vendor will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

(a)	it has been duly incorporated under the laws of the State of Nevada and validly exists as a corporation in good standing under the laws of the State of Nevada;
(b)	it has duly obtained all corporate authorizations for the execution of this Agreement and for the performance of this Agreement by it;
(c)
there is no provision in its memorandum or articles or equivalent constituent documents, and no provision in an existing mortgage, indenture, guarantee, contract or agreement binding on it, and no provision in any statute, rule, regulation, judgment, decree, order, franchise or permit applicable to it, which would be contravened by its execution, delivery or performance of this Agreement, and it is not in default under such mortgage, indenture, guarantee, contract or agreement or in violation of any such statute, rule, regulation, judgment, decree, order, franchise or permit;

(d)
no proceedings are pending for, and it is unaware of any basis for the institution of any proceedings relating to the dissolution or winding up of it or the placing of it in bankruptcy or subject to any other laws governing the affairs of insolvent persons;

(e)
it is required to file current reports with the Securities and Exchange Commission pursuant to section 12 of the Securities Exchange Act of 1934, the common shares of the Purchaser are quoted on the NASD "Bulletin Board”, and all reports required to be filed by the Purchaser with the Securities and Exchange Commission or NASD have been timely filed;

(f)
the authorized capital of the Purchaser consists of 100,000,000 shares of common stock, $0.001 par value and an unlimited number of shares of preferred stock. $0.001 par value, of which 9,620,000 shares of common stock, and no shares of preferred stock, are presently issued and outstanding; and

(g)
subject to Article 4 hereof, the Acquisition Shares when delivered to the Vendor shall be validly issued and outstanding as fully paid and non-assessable shares and the Acquisition Shares shall be transferable upon the books of the Purchaser, in all cases subject to the provisions and restrictions of all applicable securities laws.

Representations and Warranties of the Vendor

2.2      The Vendor hereby represents and warrants in all material respects to the Purchaser, with the intent that the Purchaser will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

(a)
it is, and at the time of transfer to the Purchaser will be, the beneficial owner of a 100% undivided interest in and to the Property free and clear of all liens, charges and claims of others, and no taxes or rentals are or will be due in respect of any thereof;

(b)	the Property is registered in the name of the Vendor or, if not registered in the name of the Vendor, the registered owned holds title as bare trustee for the Vendor;

(c)	the Property, as described in Schedule "A", is owned by the Vendor free and clear of all liens, charges and encumbrances;
(d)
the Property Rights are sufficient to allow the Purchaser to conduct Exploration Activities on the Property without further permitting or permissions and the Vendor has all required licences to carry on business in Argentina and hold the Property as bare trustee for the Vendor;

(e)
there is no adverse claim or challenge to the ownership of or title to the Property nor to the knowledge of the Vendor is there any basis therefor, and there are no outstanding agreements or options to acquire or purchase its interest in the Property or any portion thereof, and no person has any royalty or other interest whatsoever in production from the Property;

(f)	it is the sole beneficial owner of the Property, and it has the full right, title, capacity and authority to enter into this Agreement with the Purchaser;
(g)
the Cateos, Manifestacions de Discubrimiento and Pertinencias comprising the Property have been properly staked and recorded and are in good standing with the appropriate government agencies in the Republic of Argentina;

(h)	neither the Vendor nor, to the best of its knowledge, any predecessor in interest or title of the Vendor to the Property has done anything whereby the Property may be encumbered;
(i)	it is legally entitled to hold the Property and all mineral interests comprised therein, and all Property Rights held by it;
(j)
it is the recorded and beneficial owner of all of the mineral interests comprising the Property free and clear of all liens, charges and claims of others, no taxes or rentals are due in respect of any thereof, it has free and unimpeded right of access to the Property, and it has use of the Property surface for the herein purposes;

(k)
the mineral interests comprised in the Property have been duly and validly located and recorded pursuant to the laws of the Republic of Argentina and are in good standing on the date of this Agreement and until the dates set opposite the respective names of such interests in Schedule A attached hereto;

(l)
there is no adverse claim or challenge against or to the ownership of or title to any of the mineral interests comprising the Property or which may impede development, nor to the knowledge of the Vendor is there any basis for any potential claim or challenge including native land claims, and there are no outstanding agreements or options to acquire or purchase the Property or any portion thereof, and no persons have any royalty, net profits or other interests whatsoever in production from any of the mineral interests comprising the Property;

(m)	the consummation of the transactions contemplated in this Agreement will not conflict with or result in any breach of any covenants or agreements contained in,

or constitute a default under, or result in the creation of any encumbrance under the provisions of any other indenture, agreement or other instrument to which the Vendor is a party or by which it is bound or to which it may be subject;

(n)
the Vendor has been independently advised as to the applicable hold period imposed in respect of the Acquisition Shares by securities legislation in the jurisdiction in which the Vendor resides and confirms that no representation has been made respecting the applicable hold periods for the Acquisition Shares and is aware of the risks and other characteristics of the Acquisition Shares and of the fact that the Vendor may not be able to resell the Acquisition Shares except in accordance with the applicable securities legislation and regulatory policies;

(o)
the Vendor is capable of assessing the value of the Acquisition Shares as a result of the Vendor’s financial and business experience or as a result of advice received from a registered person other than the Purchaser or any affiliates of the Purchaser;

(p)
if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Vendor will execute, deliver, file and otherwise assist the Purchaser in filing, such reports, undertakings and other documents with respect to the issue of the Acquisition Shares as may be required;

(q)
the Vendor understands that, in addition to the provisions of section 4.3 hereof, the Acquisition Shares have not been registered under the Securities Act in reliance on an exemption contained in Regulation S, and that the Purchaser is relying upon the truth and accuracy of the representations, warranties, covenants, acknowledgements and understandings of the Vendor set forth herein in order to determine the applicability of such exemptions;

(r)
the Vendor understands that, in addition to the provisions of section 4.3 hereof, the Acquisition Shares will be subject to an additional hold period in the province British Columbia and can only be resold in that jurisdictions in compliance with an exemption from the prospectus and registration requirements in that jurisdiction;

(s)	the Vendor is not, and at the time of the acquisition of the Acquisition Shares will not be, (i) a U.S. Person, or (ii) acquiring the Acquisition Shares for the account or benefit of a U.S. Person;
(t)
the Vendor understands that the Acquisition Shares cannot be offered for sale, sold or otherwise transferred unless in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act;

(u)
the Vendor has no present intention to sell or otherwise transfer the Acquisition Shares except in accordance with Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act, in each case in accordance with all applicable securities laws;

(v)	the Vendor understands that the Purchaser is required, under Rule 903 of Regulation S, to refuse to register the transfer of any of the Acquisition Shares that are not transferred pursuant to a registration statement under the Securities Act, in compliance with Regulation S, or otherwise pursuant to an available exemption from registration;
(w)	the Vendor will not, directly or indirectly, or through one or more intermediaries, maintain any short position in the Acquisition Shares during the applicable distribution compliance period;
(x)
the Vendor will not engage in hedging transactions with regard to the Acquisition Shares unless in compliance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an exemption from the registration requirements of the Securities Act; and

(y)
the Vendor will resell the Acquisition Shares only in accordance with the provisions of Regulation S, pursuant to a registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act.

Waiver

2.3      The representations and warranties contained in section 2.2 are provided for the exclusive benefit of the Purchaser, and a breach of any one or more thereof may be waived by the Purchaser, in whole or in part, at any time without prejudice to its rights in respect of any other breach of the same or any other representation or warranty; and the representations and warranties contained in that section shall survive the execution hereof.

Indemnification

2.4      The representations and warranties of the parties herein before set out are conditions upon which the parties have relied in entering into this Agreement. Any defaulting party shall be liable and shall indemnify and save harmless the non-defaulting party from any and all loss (including economic loss), costs, damages, actions and suits arising out of or in connection with any breach of any representation, warranty, covenant, agreement or condition made by it and contained in this Agreement.

ARTICLE 3
PROPERTY PURCHASE; CLOSING

Sale of Shares

3.1      The Vendor, subject to the terms hereof, hereby agrees to sell to the Purchaser the Property in exchange for the Acquisition Shares on the Closing Date and to transfer to the Purchaser on the Closing Date a 100% undivided interest in and to the Property free from all liens, mortgages, charges, pledges, encumbrances or other burdens with all rights now or thereafter attached thereto.

Acknowledgement

3.2      The Vendor agrees that he is acquiring the Acquisition Shares for investment purposes and will not offer, sell or otherwise transfer, pledge or hypothecate any of the Acquisition Shares issued to him (other than pursuant to an effective Registration Statement under the Securities Act) directly or indirectly unless:

(a)	the sale is to the Purchaser;
(b)	the sale is made pursuant to the exemption from registration under the Securities Act provided by Rule 144 thereunder; or
(c)
the Acquisition Shares are sold in a transaction that does not require registration under the Securities Act, or any applicable United States state laws and regulations governing the offer and sale of securities, and the vendor has furnished to the Purchaser an opinion of counsel to that effect or such other written opinion as may be reasonably required by the Purchaser.

The Vendor acknowledges that the certificate representing the Acquisition Shares shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT, AS AMENDED (THE “U.S. SECURITIES ACT”) OR OTHER APPLICABLE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATIONS S, RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES UNDER THE U.S. SECURITIES ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

Closing Date

3.3      Closing of the sale of the Property shall be affected by the delivery of the Acquisition Shares to the Vendor on the Closing Date. The Closing Date shall be at such time and place mutually agreed to by the Purchaser and the Vendor and, in any event, will be on or before March 31, 2004.

Condition Precedent

3.4      Closing of the sale of the Property shall be subject to the completion by the Purchaser of a financing in an amount of not less than $500,000 (the ”Financing”) and, in the event that the Purchaser does not complete the Financing on or before March 31, 2004 this Agreement shall be of no further force or effect.

ARTICLE 4
ESCROW AND RETURN TO TREASURY PROVISIONS

Escrow

4.1      The Vendor agrees that, for a period of two years following the Closing Date, he will not option, pledge, hypothecate or otherwise agree to transfer the Acquisition Shares unless in accordance with the resale provisions of Rule 144 (unless such transferee is provided with a copy of this Agreement and agrees to be bound by the terms hereof) and that, on the Closing Date the certificate(s) representing the Acquisition Shares will be deposited into Escrow with the Escrow Agent.

Escrow Agreement

4.2      The Vendor and the Purchaser agree that they will, if requested by the Escrow Agent, enter into a separate escrow agreement with the Escrow Agent setting forth the terms and conditions pursuant to which the Escrow Agent will act as such, and providing for the indemnification of the Escrow Agent by the parties hereto and other matters as are customarily dealt with in escrow arrangements in the State of New York.

Release from Escrow and Return to Treasury

4.3      The Acquisition Shares will be released from escrow and/or returned to treasury of the Purchaser for cancellation as follows:

(a)
in the event that Exploration Activities on the Property, the SCRN Property and/or the Pinguino Property are not commenced by April 30, 2004, all 833,333 of the Acquisition Shares are to be returned to treasury of the Purchaser and title to the Property shall be transferred to the Vendor pursuant to Article 10 hereof;

(b)
upon the Purchaser incurring Exploration Expenditures of at least $100,000 on the Property, the SCRN Property and/or the Pinguino Property, 166,666 of the Acquisition Shares are to be released from escrow and delivered to the Vendor and, in the event that the Purchaser’s geologist determines that the Property no longer has merit following such Exploration Expenditures, the remaining 666,667 Acquisition Shares shall be returned to treasury of the Purchaser and title to the Property shall be transferred to the Vendor pursuant to Article 10 hereof;

(c)
upon the Purchaser incurring Exploration Expenditures of at least $500,000 on the Property, the SCRN Property and/or the Pinguino Property (including the $100,000 referred to above), an additional 166,667 of the Acquisition Shares are to be released from escrow and delivered to the Vendor and, in the event that the Purchaser’s geologist determines that the Property no longer has merit following such work program, the remaining 500,000 Acquisition Shares shall be returned to treasury of the Purchaser and title to the Property shall be shall be transferred to the Vendor pursuant to Article 10 hereof; and

(d)
upon the Purchaser incurring Exploration Expenditures of at least $1,000,000 on the Property, the SCRN Property and/or the Pinguino Property (including the $500,000 referred to above), an additional 166,667 of the Acquisition Shares are to be released from escrow and delivered to the Vendor and

(i)
in the event that the Purchaser’s geologist determines that further exploration activities are warranted for the Property or that the Property should be placed into commercial production, the remaining 333,333 Acquisition Shares are to be released from escrow and delivered to the Vendor, or

(ii)
in the event that the Purchaser’s geologist determines that further activities are not warranted for the Property, the remaining 333,333 Acquisition Shares shall be returned to treasury of the Purchaser and title to the Property shall be shall be transferred to the Vendor pursuant to Article 10 hereof.

Voting Rights

4.4      Notwithstanding the deposit of the Acquisition Shares into escrow, the Purchaser shall enjoy the full right to vote the Acquisition Shares unless returned to treasury.

ARTICLE 5
POST CLOSING COVENANTS

5.1      The Purchaser covenants to and in favour of the Vendor that it will:

(a)	on the Closing Date, enter into a Management Agreement in form and substance acceptable to the parties, pursuant to which the Vendor will be appointed as the President and a director the Purchaser;
(b)	forthwith after the Closing Date, declare and issue a stock dividend of two new common shares for each one outstanding common share;
(c)
forthwith after the Closing Date, take such steps are required to change the name of the Purchaser to “Argentex Mining Corporation” or such similar name as may be acceptable to the board of directors of the Purchaser, acting reasonably; and

(d)
return to its treasury all of the shares of the Purchaser’s common stock registered in the name of Peter Schulhof pursuant to the terms of the Return to Treasury Agreement between the Purchaser and Peter Schulhof dated February 11, 2004.

5.2      The Vendor covenants to and in favour of the Purchaser that that he will:

(a)	forthwith after the Closing Date, cause SCRN Properties Ltd. (“SCRN”) to be registered as a “Branch” (Sucursal) in the Republic of Argentina before May 31, 2004; and
(b)	cause registered title to the Property to be transferred into name of SCRN once SCRN is registered as a “Branch” the Republic of Argentina.

ARTICLE 6
REGISTRATION AND TRANSFER OF PROPERTY INTERESTS

     Forthwith after the execution of this Agreement, the Vendor shall deliver to the Purchaser duly executed transfers of the mineral interests comprised in the Property in immediately recordable form in favour of the Purchaser or its nominee, free and clear of all liens, charges, encumbrances, security interests and adverse claims. The Purchaser shall forthwith upon receipt record all transfers at its own cost with the appropriate mining recorder’s office to effect legal transfer of the Property into the name of the Purchaser or its nominee.

ARTICLE 7
OBLIGATIONS OF THE PURCHASER PRIOR TO
RELEASE OF ACQUISITION SHARES FROM ESCROW

Until all of the Acquisition Shares are released from escrow pursuant to section 4.3 hereof, the Purchaser shall:

(a)
maintain in good standing those material claims comprised in the Property that are in good standing on the date hereof by the doing and filing of assessment work or the making of payments in lieu thereof, by the payment of taxes and rentals and the performance of all other actions which may be necessary in that regard and in order to keep such mineral claims free and clear of all liens and other charges arising from the Purchaser’s activities thereon except those at the time contested in good faith by the Purchaser;

(b)
permit the Vendor, his employees and designated consultants, at their own risk, access to the Property at all reasonable times, subject always to the confidentiality provisions of Section 11 herein, provided that the Vendor agrees to indemnify the Purchaser against and to save it harmless from all costs, claims, liabilities and expenses that the Purchaser may incur or suffer as a result of any injury (including injury causing death) to any director, officer, employee or designated consultant of the Vendor while on the Property;

(c)	deliver to the Vendor on or before July 30 in each year a report (including up-to-date maps if there are any) describing the results of work done in the last completed calendar year;
(d)	do all work on the Property in a good and workmanlike fashion and in accordance with all applicable laws, regulations, orders and ordinances of any governmental authority; and
(e)
deliver to the Vendor forthwith after receipt by the Purchaser assay results for samples taken from the Property, together with reports showing the location from which the samples were taken and the type of samples.

ARTICLE 8
POWER TO CHARGE PROPERTY

     Nothing in this Agreement shall restrict the right of the Purchaser to grant mortgages, charges or liens (each of which is herein called a “mortgage”) of and upon the Property or any portion therefore, on any mill or other fixed assets located thereon, and on any or all of the tangible personal property located on or used in connection with the Property, to secure financing of development of the Property provided that, unless otherwise agreed to by the Vendor, it shall be a term of each mortgage that the mortgagee or any person acquiring title to the Property upon enforcement of the mortgage shall hold the same subject to the rights of the Vendor hereunder as if the mortgagee or any such person had executed this Agreement as the Purchaser.

ARTICLE 9
OBLIGATIONS OF THE PURCHASER ON TRANSFER
OF THE PROPERTY TO THE VENDOR

Obligations on Termination

9.1      If the Property is transferred to the Vendor pursuant to paragraph 4.3 hereof, the Purchaser shall:

(a)
leave in good standing for a period of at least 12 months those mineral claims comprised in the Property that are in good standing on the date hereof and any other mineral claims comprised in the Property that the Purchaser brings into good standing after the date hereof; and

(c)
deliver at no cost to the Vendor within 90 days copies of all reports, maps, assay results and other relevant technical data compiled by or in the possession of the Purchaser with respect to the Property and not heretofore furnished to the Vendor.

Residual Right of Access

9.2      Notwithstanding termination of the Option, the Purchaser shall have the right, within a period of 180 days following the transfer of the Property to the Vendor, to remove from the Property all buildings, plant, equipment, machinery, tools, appliances and supplies which have been brought upon the Property by or on behalf of the Purchaser, and any such property not removed within such 180 day period shall thereafter become the property of the Vendor.

ARTICLE 10
AREA OF MUTUAL INTEREST

     In the event the Vendor, either directly or indirectly on or from the date of this Agreement and for a period of three (3) years following the release of all of the Acquisition Shares from escrow, owns, stakes or acquires, including by way of an option, any mineral claims, placer claims or other mining property, or any interest therein contiguous to the Property or lying within five (5) kilometres of the Property or any part thereof as at the date of this Agreement, it shall forthwith thereafter notify the Purchaser in writing as to the details of such staking or acquisition and the cost thereof, and if the Purchaser notifies the Vendor within 30 days after receiving such details that it wishes such mineral claims or mining property to become part of the Property, then the mineral claims or mining property so staked or acquired will be deemed thereafter to be part of the Property for all purposes of the Agreement and the term “Property” shall mean and include any such mineral claims or mining property, and the costs of such staking or acquisition shall be paid by the Purchaser. In the event that the Purchaser does not consent to such mineral claims or mining property becoming part of the Property, then the Vendor shall be entitled to hold such mineral claims or mining property free of the terms of this Agreement. This Article 10 shall be of no further force or effect in the event that the Property is transferred to the Vendor pursuant to section 4.3 hereof.

ARTICLE 11
SURRENDER AND ACQUISITION OF PROPERTY INTERESTS

     In the event that the Property is to be transferred to the Vendor pursuant to section 4.3 hereof, the Purchaser will provide notice thereof to the Vendor and the Vendor may elect, with thirty (30) days of receipt of such notice, to have any or all of the mineral claims comprised in the Property transferred to it by delivery of a request therefor to the Purchaser, whereupon the Purchaser shall deliver to the Vendor a bill of sale or other appropriate deed or assurance in registrable form transferring its entire interest in such mineral claims to the Vendor. If the Vendor fails to make request for the transfer of any mineral claims as aforesaid within such thirty (30) day period, the Purchaser may then abandon the Property without further notice to the Vendor.

ARTICLE 12
ARBITRATION

Arbitration

12.1      The parties agrees that all questions or matters in dispute with respect to this Agreement shall be submitted to arbitration pursuant to the terms hereof.

Notice

12.2      It shall be a condition precedent to the right of any party to submit any matter to arbitration pursuant to the provisions hereof, that any party intending to refer any matter to arbitration shall have given not less than 10 days' prior written notice of its intention to do so to the other party together with particulars of the matter in dispute. On the expiration of such 10 days, the party who gave such notice may proceed to refer the dispute to arbitration as provided in paragraph 11.3 herein.

Appointment of Arbitrators

12.3      The party desiring arbitration shall appoint one arbitrator, and shall notify the other party of such appointment, and the other party shall, within 15 days after receiving such notice, appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within 30 days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator, to act with them and be chairman of the arbitration provided for herein, provided that the parties may agree to appoint a single arbitrator in respect of such arbitration. If the other party shall fail to appoint an arbitrator within 15 days after receiving notice of the appointment of the first arbitrator, or if the two arbitrators appointed by the parties shall be unable to agree on the appointment of the chairman, the chairman shall be appointed under the provisions of the Commercial Arbitration Act of the Province of British Columbia. Except as specifically otherwise provided in this Section, the arbitration herein provided for shall be conducted in accordance with such Act. The chairman, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place in Vancouver, British Columbia, for the purpose of hearing the evidence and representations of the parties, and he shall preside over the arbitration and determine all questions of procedure not provided for under such Act or this Section. After hearing any evidence and representations that the parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the parties. The expense of the arbitration shall be paid as specified in the award.

Award Binding

12.4      The parties agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.

ARTICLE 13
NOTICE

Method of Delivery

13.1      Each notice, demand or other communication required or permitted to be given under this Agreement by a party shall be in writing and shall be delivered or faxed to the other party at the address for such party specified above, in each case directed to the attention of the President. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered or the date of transmission if faxed.

Change of Address

13.2      Either party may at any time and from time to time notify the other party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

ARTICLE 14
GENERAL

Novation

14.1      This Agreement shall supersede and replace any other agreement or arrangement, whether oral or written, heretofore existing between the parties in respect of the subject matter of this Agreement.

No Waiver

14.2      No consent or waiver expressed or implied by either party in respect of any breach or default by the other in the performance by such other of its obligations hereunder shall be deemed or construed to be a consent to or a waiver of any other breach or default.

Further Acts

14.3      The parties shall promptly execute or cause to be executed all documents, deeds, conveyances and other instruments of further assurance which may be reasonably necessary or advisable to carry out fully the intent of this Agreement or to record wherever appropriate the respective interests from time to time of the parties in the Property.

Governing Law

14.4      This Agreement shall be construed in accordance with the laws in force from time to time in the Province of British Columbia and the parties here irrevocably attorn to the exclusive jurisdiction of the Court of British Columbia.

No Assignment

14.6      No party may sell, assign, pledge or mortgage or otherwise encumber all or any part of its interest herein or to the Property, save and except as herein provided, without prior written consent of the other party, such consent not to be unreasonably withheld, provided that any party may at anytime at its sole discretion and without prior approval of the other party assign and transfer, subject to all the terms and conditions of this Agreement, its interest to any wholly owned subsidiary.

Successors and Assigns

14.6      This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

Independent Legal Advice

14.7      The Purchaser has obtained legal advice concerning this Agreement and has requested that the Vendor obtain independent legal advice with respect to same before executing it. In executing this Agreement, the Vendor represents and warrants to the Purchaser that he has been advised to obtain independent legal advice, and that prior to the execution of this Agreement he has obtained independent legal advice or has, in his discretion, knowingly and willingly elected not to do so

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

DELBROOK CORPORATION

By: /s/ Ken Hicks
Ken Hicks, Vice-President (Exploration)
/s/ Valerie Moschetti
Witness

Valerie Moschetti
Name

2536 Eton Street
Address

Vancouver, BC

/s/ Christopher Ian Dyakowski
CHRISTOPHER IAN DYAKOWSKI
/s/ Valerie Moschetti
Witness

Valerie Moschetti
Name

2536 Eton Street
Address

Vancouver, BC

This is page 15 to the Mineral Property Acquisition Agreement made as of the 24th day of February 2004 between Christopher Ian Dyakowski and Delbrook Corporation.

SCHEDULE "A"

THIS IS SCHEDULE "A" to the Mineral Property Acquisition Agreement made as of the 24th day of February 2004 between Christopher Ian Dyakowski and Delbrook Corporation.

Property Name	Expediente No. (File No.)	Registered Holder	Claim Type	Size (Hectares)	Province
CV Norte	407.935/03	Bariloche*	Cateo	6355	Santa Cruz
La Leona	407.220/03	Dyakowski*	Cateo	6800	Santa Cruz
Cerro Contreras	407.182/03	Dyakowski*	Cateo	9750	Santa Cruz
Nuevo Oro 1	407.933/03	Dyakowski*	Manifestacion de Descubrimiento	2900	Santa Cruz
Nuevo Oro 1	407.934/03	Dyakowski*	Manifestacion de Descubrimiento	2950	Santa Cruz
CV 1	407.931/03	Dyakowski*	Manifestacion de Descubrimiento	3000	Santa Cruz
CV 3	407.932/03	Dyakowski*	Manifestacion de Descubrimiento	3000	Santa Cruz
Diamante 2	407.928/03	Dyakowski*	Manifestacion de Descubrimiento	2850	Santa Cruz
La Leona	407.220/03	Dyakowski*	Cateo	6800	Santa Cruz

* As bare trustee for SCRN Properties Ltd.